                                                                   EXHIBIT 10.10

                                 HELISYS, INC.
                      PREFERRED STOCK PURCHASE AGREEMENT


     This Preferred Stock Purchase Agreement (this "Agreement") is made as of November 18, 1997, by and between HELISYS, INC., a Delaware corporation (the "Company"), and WALTER W. CRUTTENDEN, III (the "Purchaser").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   PURCHASE AND SALE OF STOCK.
          --------------------------

          1.1  Sale and Issuance of Series A Preferred Stock.  Subject to the
               ---------------------------------------------
terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, 80,000 shares of the Company's Convertible Series A Preferred Stock, $.001 par value (the "Series A Preferred Stock") at a purchase price of $6.25 per share, or an aggregate purchase price of $500,000 (the "Purchase Price"). The shares of Series A Preferred Stock purchased hereunder are hereafter referred to as the "Shares."

          1.2  Closing.  The purchase and sale of the Shares shall take place at
               -------
the offices of Stradling, Yocca, Carlson & Rauth, 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660, at 10:00 A.M., on November __, 1997, or at such other time and place as the Company and Purchaser mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to the Purchaser a certificate representing the Shares against delivery to the Company by the Purchaser of (i) a wire transfer or a check in the amount of the $300,000 payable to the Company's order and (ii) that certain Demand Promissory Note dated October 31, 1997 in the principal amount of $200,000 payable by the Company to the Purchaser (the "Note"), which shall be cancelled and the principal amount of which shall be applied towards the Purchase Price.

          1.3  Reservation of Common Stock.  Shares of the Company's Common
               ---------------------------
Stock issuable upon conversion of the Series A Preferred Stock and the Warrant (as defined below) when issued are herein referred to as the "Underlying Common Stock." The Shares, the Warrant (as defined below) and the Underlying Common Stock are sometimes herein referred to collectively as the "Securities." The Company will, prior to the Closing, authorize and reserve, and covenants to continue to reserve, free of preemptive rights and other preferential rights, a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the rights of conversion of all Shares and the exercise of the Warrant (as defined below).

     2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
          ---------------------------------------------

          The Company hereby represents and warrants to the Purchaser as follows:

          2.1  Organization and Standing.  The Company is a corporation duly
               -------------------------
organized, validly existing, and in good standing under the laws of the State of Delaware, and has full power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Company is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in each jurisdiction where the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business and operations of the Company.

          2.2  Capitalization.  The authorized capital stock of the Company,
               --------------
immediately after the Closing, will consist of 20,000,000 shares of Common Stock, $.001 par value per share, of which 4,025,251 shares are issued an outstanding and 1,000,000 shares of Preferred Stock, $.001 par value per share, 320,000 shares of which are designated Series A Preferred Stock, of which 80,000 shares are or will be issued and outstanding. The rights, preferences and privileges associated with the Series A Preferred Stock are as set forth on Exhibit A attached hereto. All of the outstanding shares of Series A Preferred
---------
Stock and the Warrant (as defined below) have been, and upon conversion of the Series A Preferred Stock and upon exercise of the Warrant (as defined below), the Underlying Common Stock will be, duly and validly issued in compliance with federal and state securities laws.

          2.3  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the other agreements and documents contemplated herein, the performance of all the Company's obligations hereunder and thereunder, and for the authorization, issuance, sale and delivery of the Securities has been taken or will be taken prior to the Closing. This Agreement and the other agreements and documents contemplated herein, when executed and delivered, shall constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to the availability of equitable remedies.

          2.4  Validity of Securities.  The sale of the Shares and the issuance
               ----------------------
of the Warrant (as defined below) and the Underlying Common Stock are not and will not be subject to any preemptive rights or rights of first refusal that have not been waived and, when issued, sold and delivered in compliance with the provisions of this Agreement and/or the Certificate of Incorporation, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares, the Warrant (as defined below) and the Underlying Common Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

          2.5  Compliance with Other Instruments.  The Company is not in
               ---------------------------------
violation of any term of its Certificate of Incorporation or Bylaws, any material mortgage, indenture, contract, agreement, instrument, judgment, decree, order or, to the best of its knowledge, any statute, rule or regulation applicable to the Company. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and sale of the Securities pursuant hereto, will not result in any violation of any term of the Certificate of Incorporation or Bylaws of the Company, or any material mortgage, indenture, contract, agreement, instrument, judgment, decree or order, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company.

          2.6  Litigation, etc.  There are no actions, proceedings, or
               ---------------
investigations before any court, or administrative agency pending or, to the best of the Company's knowledge, currently threatened against or with respect to the Company (or any basis therefor known to the Company), which question the validity of this Agreement or any action taken or to be taken in connection herewith, or which, either individually or in the aggregate, might result in a material adverse change in the business, prospects, conditions, affairs, or operations of the Company or in any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company. The Company is not a party or subject to, and none of its assets are bound by, the provisions of any order, writ, injunction, judgment, or decree of any court or governmental agency or instrumentality.

          2.7  Governmental Consents.  All consents, approvals, orders, or
               ---------------------
authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement and the other agreements and documents contemplated herein, the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby have been obtained, or will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions after the Closing, which notices will be filed on a timely basis.

          2.8  Offering.  Assuming the accuracy of the representations and
               --------
warranties of the Purchaser contained in Section 3.3 hereof, the offer, issue, and sale of the Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

     3.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.
          -----------------------------------------------

          The Purchaser hereby represents and warrants to the Company as follows:

          3.1  Legal Power.  It has the requisite legal power to enter into this
               -----------
Agreement, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement.

          3.2  Due Execution.  This Agreement, and the other documents and
               -------------
agreements contemplated herein, have been duly authorized, executed and delivered by it, and, upon due execution and delivery by the Company, this Agreement and the other documents and agreements contemplated herein will each be a valid and binding agreements of it, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to the availability of equitable remedies.

          3.3  Information.  It, or its representatives, have received all
               -----------
information as the Purchaser considers necessary for evaluating the risks and merits of acquiring the Securities and has had the opportunity to make further inquiries of the Company and its representatives for additional information.

          3.4  Investment Representations.
               --------------------------

               (a) It is acquiring the Securities for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

               (b) It understands that (i) Securities have not been registered under the 1933 Act by reason of a specific exemption therefrom, that they must be held by it indefinitely, and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration; (ii) each certificate representing the Securities will be endorsed with the following legend:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR IF THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT."

and (iii) the Company will instruct any transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legend are satisfied; provided, however, that no such opinion of counsel shall be necessary if the sale, transfer or assignment is made pursuant to Rule 144 of the 1933 Act and the Purchaser provides the Company with evidence reasonably satisfactory to the Company and its counsel that the proposed transaction satisfies the requirements of Rule 144. The Company agrees to remove the foregoing legend from any securities if the requirements of Rule 144(k) of the 1933 Act (or any successor rule or regulation) apply with respect to such securities and the Company and its counsel are provided with reasonably satisfactory evidence that the requirements of Rule 144(k) apply.

               (c) It is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

               (d) It is an "accredited investor" within the meaning of Rule 501 of Regulation D of the 1933 Act, as presently in effect.

               (e) It understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act, only in certain limited circumstances, and it represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

               (f) Its principal business address is as set forth on the signature page hereto, and it does not reside in any state of the United States other than the state specified in its address on the signature page hereto.

          3.5  Subsequent Sales of Series A Preferred Stock.  The Purchaser
               --------------------------------------------
acknowledges that the Company may sell additional shares of Preferred Stock, which may or may not have the same terms as that of the Series A Preferred Stock, to such persons as the Board of Directors of the Company may determine, and the Purchaser also acknowledges that it does not have any preemptive or similar rights to purchase any such additional shares of Preferred Stock.

     4.   CONDITIONS TO CLOSING.
          ---------------------

          4.1  Conditions to Obligations of the Purchaser.  The Purchaser's
               ------------------------------------------
obligation to purchase the Shares at the Closing is subject to the fulfillment, at or prior to the Closing of all of the following conditions, any of which may be waived by the Purchaser in writing:

               (a)  Representations and Warranties True; Performance of
                    ---------------------------------------------------
Obligations. The representations and warranties made by the Company in Section 2
-----------
hereof shall be true and correct on the date of the Closing, with the same force and effect as if they had been made on and as of said date; the business and assets of the Company shall not have been adversely affected in any material way prior to the Closing; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing.

               (b)  Loan Agreements.  The Company and Comerica Bank-California
                    ---------------
shall have entered into the Modification to Revolving Credit Loan & Security Agreement in the form of Exhibit B-1 and the form of Master Revolving Note
                         -----------
attached hereto as Exhibit B-2 (collectively, the "Loan Agreements").
                   -----------

               (c)  Indemnification, Pledge and Security Agreement.  Michael
                    ----------------------------------------------
Feygin, the President and Chief Executive Officer of the Company, and the Purchaser shall have entered into the Indemnification, Pledge and Security Agreement in the form of Exhibit C attached hereto.
                         ---------

               (d)  Issuance of Warrant; Payment of Funds.  In consideration for
                    -------------------------------------
the execution by the Purchaser of the Guaranty in the form of Exhibit D attached
                                                              ---------
hereto (the "Guaranty"), as provided in Section 5.1 below, the Company shall have issued a warrant to purchase 100,000 shares of the Company's Common Stock to the Purchaser, which warrant shall be in the form of Exhibit E attached
                                                        ---------
hereto (the "Warrant") and shall have paid the Purchaser the sum of $10,000, by delivery of a check or wire transfer to an account designated by the Purchaser.

               (e)  Proceedings and Documents.  All corporate and other
                    -------------------------
proceedings in connection with the transactions contemplated at the Closing, and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

               (f)  Qualifications, Legal Investment.  All authorizations,
                    --------------------------------
approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares and the Warrant pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares or the Warrant or the proposed issuance of the Underlying Common Stock shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the Securities and Exchange Commission, the California Commissioner of Corporations, or similar officer of any other state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares and the Warrant shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

               (g)  Due Diligence.  The results of Purchaser's business, legal
                    -------------
and accounting due diligence with respect to the Company, including, without limitation, a review of the Company's cash flow projections for the twelve month period following the date of this Agreement (which shall have been delivered to the Purchaser within a reasonable time prior to the

Closing), shall have revealed, to the Purchaser's reasonable satisfaction, that the Company will be able to meet its capital needs for existing operations and future anticipated growth for the twelve month period following the date of this Agreement.

          4.2  Conditions to Obligations of the Company.  The Company's
               ----------------------------------------
obligation to issue and sell the Shares under this Agreement is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions, any of which may be waived by the Company in writing:

               (a) Representations and Warranties True, Performance of
                   ---------------------------------------------------
Obligations.  The representations and warranties made by the Purchaser in
-----------
Section 3 hereof shall be true and correct at the date of the Closing, with the same force and effect as if they had been made on and as of said date. The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing.

               (b)  Guaranty.  The Purchaser shall have executed the Guaranty.
                    --------

               (c)  Qualifications, Legal Investment.  All authorizations,
                    --------------------------------
approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares and the Warrant pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares or the Warrant or the proposed issuance of the Underlying Common Stock shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the Securities and Exchange Commission, the California Commissioner of Corporations, or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares and the Warrant shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

               (d)  Payment of Purchase Price; Delivery of the Note.  The
                    -----------------------------------------------
Purchaser shall have delivered, in payment of the Purchase Price for the Shares purchased by it at the Closing, (i) the cash portion of the Purchase Price (as contemplated in Section 1.2) and (ii) the Note for cancellation by the Company.

     5.   ADDITIONAL AGREEMENTS.
          ---------------------

          5.1  Execution of Guaranty.  At or prior to the Closing, and in
               ---------------------
consideration for the payments made to Purchaser pursuant to Section 5.2 below, the Purchaser hereby agrees to execute the Guaranty for the benefit of the Company, pursuant to which the Purchaser shall guaranty the Company's obligation to pay Comerica Bank-California $500,000 as provided in the Loan Agreement.

          5.2  Issuance of Warrants; Payment of Funds.  The Company hereby
               --------------------------------------
agrees that, at the Closing, in consideration for the execution by the Purchaser of the Guaranty, the Company shall (i) issue the Warrant to the Purchaser and
(ii) pay $10,000 to the Purchaser by delivery of a check or by wire transfer to an account designated by the Purchaser. In addition to the foregoing, the Company hereby covenants and agrees that it shall issue warrants to purchase 10,000 shares of the Company's Common Stock to the Purchaser for each $100,000 that the Company borrows under the terms of the Master Revolving Note dated October 30, 1997, in the form attached hereto as Exhibit B-2, provided that the
                                                 -----------
Guaranty shall, at the time of such borrowing, still be in full force and effect. Such additional warrants shall be in the same form as the Warrant and shall be issued to the Purchaser within five (5) business days after any such amounts are borrowed by the Company. For purposes of calculating the number of additional warrants to be issued to the Purchaser at such time that the Company borrows $100,000, each such $100,000 shall not include any amounts which have been borrowed, repaid and borrowed again (for example, if the Company borrows $100,000, repays the $100,000 and then borrows $200,000, the Company will only be obligated to issue an aggregate of 20,000 warrants to the Purchaser).

          5.3  Payment of Commissions.  The Company hereby agrees that it shall
               ----------------------
pay the Purchaser a commission on the purchase price paid for Series A Preferred Stock by investors who are introduced to the Company by the Purchaser, at rate of six Percent (6%) of the aggregate purchase price paid by such investors.
Such commissions, if any, shall be paid at the closing of the sale by the Company of Series A Preferred Stock to such investors.

     6.   MISCELLANEOUS.
          -------------

          6.1  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

          6.2  Survival.  The respective representations, warranties, covenants,
               --------
and agreements made herein shall survive any investigation made by the Purchaser and the applicable closing of the transactions contemplated hereby.

          6.3  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

          6.4  Entire Agreement.  This Agreement, the Exhibits hereto, and the
               ----------------
other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

          6.5  Separability.  In case any provision of this Agreement shall be
               ------------
invalid, illegal, or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          6.6  Amendment and Waiver.  Any term of this Agreement may be amended
               --------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchaser.

          6.7  Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power, or remedy accruing to the Purchaser upon any breach, default or noncompliance of the Company under this Agreement or under any other document or agreement contemplated herein, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on the Purchaser's part of any breach, default or noncompliance under this Agreement or under any other document or agreement contemplated herein or any waiver on the Purchaser's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement or under any other document or agreement contemplated herein, by law, or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

          6.8  Notices, etc.  All notices and other communications required or
               ------------
permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or on the third day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed: (a) if to the Purchaser, at such Purchaser's address as set forth on the signature page hereto, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at 24015 Garnier Street, Torrance, California 90505, or at such other address as the Company shall have furnished to the Purchaser in writing, with a copy to Nick E. Yocca, Esq., Stradling, Yocca, Carlson & Rauth, 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660.

          6.9  Fees and Expenses.  The Company shall pay all of the Purchaser's
               -----------------
reasonable legal fees incurred in connection with the negotiation and execution of this Agreement and the other documents and agreements contemplated herein.
In addition, if legal action is brought by, or on behalf of, the Purchaser or by the Company to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and legal costs in connection therewith.

          6.10 Information Confidential.  The Purchaser acknowledges that the
               ------------------------
information received by it pursuant hereto is confidential and for such Purchaser's use only, and it will refrain from using such information or reproducing, disclosing, or disseminating such information to any other person (other than its employees, affiliates, agents, or partners having a need to know the contents of such information and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or it is required by a governmental body to disclose such information.

          6.11 Titles and Subtitles.  The titles of the paragraphs and
               --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          6.12 Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                HELISYS, INC.


                                By: /s/ MICHAEL FEYGIN
                                    -----------------------------------
                                    Michael Feygin, President and Chief
                                    Executive Officer


                                PURCHASER


                                /s/ WALTER W. CRUTTENDEN, III
                                ---------------------------------------
                                Walter W. Cruttenden, III


                                Address:   Cruttenden Roth Incorporated
                                           18301 Von Karman
                                           Irvine, California 92612